UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

INTERCLOUD SYSTEMS, INC.

(Name of Registrant As Specified In Charter)

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INTERCLOUD SYSTEMS, INC.

1030 Broad Street, Suite 102, Shrewsbury, NJ 07702

Dear Stockholders:

We are writing to advise you that stockholders of InterCloud Systems, Inc., a Delaware corporation (our “Company,” “we” or “us”), holding a majority of the voting rights of our common stock, par value $0.0001 per share (“Common Stock”) and our preferred stock, par value $0.0001 per share, voting together with the Common Stock on an as-converted basis, executed a written consent in lieu of a special meeting dated August 23, 2017 (the “Written Consent”), authorizing our board of directors (the “Board”) to take all steps necessary to effect, at any time prior to the one-year anniversary of the date of the Written Consent, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. The Board has unanimously approved the above actions.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders in accordance with Rule 14c-2 promulgated under the Exchange Act of the action described above before it takes effect. This letter is the notice required by Section 228 of the Delaware General Corporation Law.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.

Please feel free to call us at (561) 988-1988 should you have any questions regarding the enclosed Information Statement.

For the Board of Directors of:
Date: August 23, 2017
INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark Munro
Mark Munro
Chairman of the Board of Directors

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

INTERCLOUD SYSTEMS, INC.

1030 Broad Street, Suite 102, Shrewsbury, NJ 07702

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS

AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

August 23, 2017

GENERAL INFORMATION

InterCloud Systems, Inc. (our “Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of actions taken by our board of directors (the “Board”) on August 23, 2017, and by the holders of voting shares representing at least a majority of the voting rights of our common stock, par value $0.0001 per share (“Common Stock”), and our outstanding shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), voting together with our Common Stock on an as-converted basis (the “Majority Stockholders”), in accordance with the relevant sections of the Delaware General Corporation Law (the “DGCL”).

This Information Statement is being mailed on or about September __, 2017, to the Company’s stockholders of record on August 25, 2017 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), before such action takes effect. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF OUR COMMON STOCK AND OUR PREFERRED STOCK VOTING TOGETHER WITH OUR COMMON STOCK ON AN AS-CONVERTED BASIS HAVE VOTED TO AUTHORIZE THE ACTION DESCRIBED HEREIN. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND CONSEQUENTLY NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS MATTER.

General Description of Corporate Action

The Board has determined that the close of business on August 25, 2017, is the record date (the “Record Date”) for the Company’s stockholders entitled to receive notice about the corporate actions set forth herein regarding the Company’s authorization to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000, substantially as set forth in the form attached hereto as Appendix A. The foregoing amendment is referred to herein as the “Action.”

As of the Record Date, Mark Munro and Mark Durfee, who collectively own of record 1,000 shares of Series “J” Preferred Stock (“Super Voting Preferred Stock”), representing 51% of the voting power of the Company as of the Record Date, executed and delivered to us a written consent authorizing and approving the Action.

Accordingly, the Action has been approved by the holders of a majority of the outstanding shares of our voting stock, and no further vote or further action of our stockholders is required to approve the Action. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of our stockholders. However, under federal law, the Action will not be effective until at least 20 days after this Information Statement has first been mailed to stockholders. Stockholders do not have any dissenter or appraisal rights in connection with the Action at hand.

On August 23, 2017, the Board approved the amendment of our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000 (the “Amendment”) and authorized our officers to deliver this Information Statement.

Our executive offices are located at 1030 Broad Street, Shrewsbury, New Jersey 07702, and our telephone number is (561) 988-1988.

Dilution

The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.

Potential Anti-Takeover Effect

Although this corporate action is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized Common Stock could be utilized as such or otherwise have the effect of delaying or preventing a change of control of the Company. In addition to financing purposes, the Company could also issue shares of Common Stock or a series of Preferred Stock that may, depending on the amount of such Common Stock or the terms of such series of Preferred Stock, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or other means.

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Interest of Persons in or Opposition to Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the Actions other than as discussed herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the increase in the authorized Common Shares is in the best interest of our Company and our stockholders for the reasons described herein. The Board believes that the Action will afford the Company greater flexibility in seeking new capital and potential acquisition targets. No assurance can be given that any of the reasons cited in this Information Statement will ultimately be proven to be correct.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 500,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. As of the Record Date, we had issued and outstanding:

●	__________ shares of Common Stock; and

●	__________ shares of Series J Super Voting Preferred Stock.

The number of voting shares outstanding excludes shares of Common Stock subject to stock purchase warrants outstanding and shares of Common Stock reserved for issuance pursuant to our 2012 Performance Incentive Plan.

On or about August 23, 2017, the Majority Stockholders executed and delivered to us a written consent approving the Action. Because the Action was approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides that unless our Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

Common Stock

The holders of our Common Stock are entitled to one vote per share on all matters to be voted upon by the stockholders of the Company. Holders of our Common Stock are entitled, among other things, (i) to share ratably in dividends if, when and as declared by the Board out of funds legally available therefore, and (ii) in the event of liquidation, dissolution or winding-up of our company, to share ratably in the distribution of assets legally available therefore, after payment of debts and expenses. Holders of our Common Stock have no subscription, redemption or conversion rights. Holders of our Common Stock do not have cumulative voting rights in the election of directors and have no preemptive rights to subscribe for additional shares of our capital stock. The rights, preferences and privileges of holders of our Common Stock are subject to the terms of any series of Preferred Stock that may be issued and outstanding from time to time. A vote of the holders of a majority of our Common Stock is generally required to take action under our Certificate of Incorporation and Bylaws.

Preferred Stock

Under our Certificate of Incorporation, as amended, the Board can issue up to 50,000,000 shares of Preferred Stock from time to time in one or more series. Our Board is authorized to fix by resolution as to any series of Preferred Stock the designation and number of shares of the series, the voting rights, the dividend rights, the redemption price, the amount payable upon liquidation or dissolution, the conversion rights, and any other designations, preferences or special rights or restrictions as may be permitted by law. Unless the nature of a particular transaction and the rules of law applicable thereto require such approval, the Board has the authority to issue these shares of Preferred Stock without stockholder approval.

Series J Super Voting Preferred Stock. Pursuant to its Certificate of Designation, the Series J Super Voting Preferred Stock shall be voted together with the shares of Common Stock of the Company and any other series of preferred stock then outstanding, and not as a separate class, at any annual or special meeting of stockholders of the Company, with respect to any question or matter upon which the holders of Common Stock have the right to vote, such that the aggregate voting power of the Series J Super Voting Preferred Stock is equal to 51% of the total voting power of the Corporation.

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PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 23, 2017, by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after, August 23, 2017. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

In the table below, the percentage of ownership of our Common Stock is based on 352,498,727 shares of Common Stock outstanding as of August 23, 2017. Unless otherwise noted below, the address of the persons listed on the table is c/o InterCloud Systems, Inc., 1030 Broad Street, Shrewsbury, NJ 07702.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Executive Officers and Directors
Mark Munro(1)	430,341	*
Mark F. Durfee(2)	347,560	*
Roger Ponder	16,911	*
Charles Miller	14,328	*
Neal Oristano	47,791	*
Tim Larkin(3)	212,500	*
	—
All named executive officers and directors as a group	1,069,431	*	%

*	Less than 1.0%.

(1)	Includes (i) 320,682 shares of common stock held by Mr. Munro, (ii) 69,287 shares of common stock held by Mark Munro IRA, and (iii) 40,372 shares held by 1112 Third Avenue Corp. Mr. Munro has sole voting and investment power over the shares held by 1112 Third Avenue Corp.

(2)	Includes (i) 10,005 shares held by Mr. Durfee, and (ii) 337,555 shares held by Pascack Road LLC. Mr. Durfee has sole voting and investment power over the shares held by Pascack Road LLC.

(3)	Includes (i) 150,000 shares of common stock held by Mr. Larkin, and (ii) 62,500 shares issuable upon the exercise of stock options.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, our objectives, the amount and timing of the contemplated initial public offering of our Common Stock. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, with the SEC. Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We may send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement to us at 1030 Broad Street, Shrewsbury, NJ 07702, telephone: (561) 988-1988.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the holders of Common Stock only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

SEC REPORTS AND INCORPORATION OF SEC REPORTS BY REFERENCE

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017 and June 30, 2017 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Tim Larkin, Chief Financial Officer, InterCloud Systems, Inc., 1030 Broad Street, Shrewsbury, NJ 07702. Such SEC reports are incorporated by reference into this Information Statement.

MISCELLANEOUS MATTERS

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

This Information Statement is being mailed on or about September __, 2017, to all Company stockholders of record as of the Record Date. You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Amendment will not be filed with the Secretary of State of the State of Delaware and the Action will not become effective until at least 20 calendar days after the mailing of this Information Statement to stockholders entitled to receive the same.

Date: August 23, 2017
By Order of the Board of Directors
INTERCLOUD SYSTEMS, INC.

/s/ Mark Munro
Mark Munro
Chief Executive Officer

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APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

INTERCLOUD SYSTEMS, INC.

InterCloud Systems, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: The name of this corporation is InterCloud Systems, Inc.

SECOND: The date of filing of the Corporation’s original certificate of incorporation with the Secretary of State of the State of Delaware was November 24, 1999 (as i-RealtyAuction.com, Inc.), and which has been amended from time to time (as amended to date, the “Certificate of Incorporation”).

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the DGCL, adopted resolutions to amend the Certificate of Incorporation as follows:

Article Fourth of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

The Corporation is authorized to issue up to 1,000,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”). The Common Stock shall have no preemptive rights. In addition, the Corporation is authorized to issue up to 50,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). The terms of the Preferred Stock may be established by the Board of Directors of the Company without the approval of the Company’s stockholders.

FOURTH: This Certificate of Amendment has been duly adopted and approved by the Board of Directors.

FIFTH: This Certificate of Amendment has been duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, InterCloud Systems, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on _____________, 2017.

INTERCLOUD SYSTEMS, INC.

By:
Name: Mark Munro
Title: Chief Executive Officer